EXECUTION COPY
AMENDMENT NO. 12
TO
NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 12 TO NOTE PURCHASE AGREEMENT (this “Amendment”) dated as of April 12, 2019, is entered into among Navistar Financial Securities Corporation, as Transferor (the “Seller”), Navistar Financial Corporation (“NFC”), as the Servicer (in such capacity, the “Servicer”), New York Life Insurance Company (“NY Life”), as a Managing Agent and as a Committed Purchaser, New York Life Insurance and Annuity Corporation (“NYLIAC”), as a Managing Agent and as a Committed Purchaser, and Bank of America, National Association (“Bank of America”; together with NY Life and NYLIAC, the “Purchaser Parties”), as Administrative Agent (in such capacity, the “Administrative Agent”), as a Managing Agent and as a Committed Purchaser. Capitalized terms used herein without definition shall have the meanings set forth or incorporated by reference in the Agreement, the Indenture or the Indenture Supplement, as applicable.
R E C I T A L S
A.    The parties hereto are parties to that certain Note Purchase Agreement dated as of August 29, 2012 (as amended by Amendment No. 1 to Note Purchase Agreement dated as of March 18, 2013, Amendment No. 2 to Note Purchase Agreement dated as of September 13, 2013, Amendment No. 3 to Note Purchase Agreement dated as of March 12, 2014, Amendment No. 4 to Note Purchase Agreement dated as of January 26, 2015, Amendment No. 5 to Note Purchase Agreement dated as of October 30, 2015, Amendment No. 6 to Note Purchase Agreement dated as of February 24, 2016, Amendment No. 7 to Note Purchase Agreement dated as of May 27, 2016, Amendment No. 8 to Note Purchase Agreement dated as of November 18, 2016, Amendment No. 9 to Note Purchase Agreement dated as of May 31, 2017, Amendment No. 10 to Note Purchase Agreement dated as of December 21, 2017, and Amendment No. 11 to Note Purchase Agreement dated as of November 28, 2018, the “Agreement”).
B.    Pursuant to Section 11.01 of the Agreement, the parties to the Agreement desire to amend the Agreement as set forth in this Amendment.
C.    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Amendments to Agreement.

a.The following new defined terms and definitions thereof are hereby added to Section 1.01 of the Agreement in appropriate alphabetical order:

“Bilateral Agreement” has the meaning set forth in Section 11.13.
“Bilateral Terms” has the meaning set forth in Section 11.13.
“Protocol” has the meaning set forth in Section 11.13.
“QFC Stay Rules” means the regulations codified at 12 C.F.R. 252.2, 252.81-8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an express recognition of the stay-and-transfer powers of the FDIC under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements.
“QFC Stay Terms” has the meaning set forth in Section 11.13.
b.The following new Section 11.13 is hereby added to the Agreement immediately following existing Section 11.12 thereof:

SECTION 11.13    ISDA Stay Protocol. The parties hereto agree that (i) to the extent that prior to April 12, 2019 all of the parties have adhered to the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”), the terms of the Protocol are incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a Protocol Covered Agreement and each party shall be deemed to have the same status as “Regulated Entity” and/or “Adhering Party” as applicable to it under the Protocol; (ii) if clause (i) does not apply, to the extent that prior to April 12, 2019 all of the parties have executed a separate agreement the effect of which is to amend the qualified financial contracts between them to conform with the requirements of the QFC Stay Rules (the “Bilateral Agreement”), the terms of the Bilateral Agreement are incorporated into and form a part of this Agreement and each party shall be deemed to have the status of “Covered Entity” or “Counterparty Entity” (or other similar term) as applicable to it under the Bilateral Agreement; or (iii) if clause (i) and clause (ii) do not apply, the terms of Section 1 and Section 2 and the related defined terms (together, the “Bilateral Terms”) of the form of bilateral template entitled “Full-Length Omnibus (for use between U.S. G-SIBs and Corporate Groups)” published by ISDA on November 2, 2018 (currently available on the 2018 ISDA U.S. Resolution Stay Protocol page at www.isda.org, and a copy of which is available upon request), the effect of which is to amend the qualified financial contracts between the parties thereto to conform with the requirements of the QFC Stay Rules, are hereby incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a “Covered Agreement,” each of the Purchasers and the Agents shall be deemed a “Covered Entity” and each of the Transferor and the Servicer shall be deemed a “Counterparty Entity.” In the event that, after the date of this Agreement, the parties hereto become adhering parties to the Protocol, the terms of the Protocol will replace the terms of this paragraph. In the event of any inconsistencies between this Agreement and the terms of the Protocol, the Bilateral Agreement or the Bilateral Terms (each, the “QFC Stay Terms”), as applicable, the QFC Stay Terms will govern. Terms used in this paragraph without definition shall have the meanings assigned to them under the QFC Stay Rules. For purposes of this paragraph, references to “this Agreement” include any related credit enhancements entered into between the parties or provided by one to the other. In addition, the parties agree that the terms of this paragraph shall be incorporated into any related covered affiliate credit enhancements, with all references to the Transferor and the Servicer replaced by references to the covered affiliate support provider.
2.Increase in Maximum Funded Amount.

a.Upon the effectiveness of this Amendment, the Maximum Funded Amount shall be increased to $550,000,000.

b.In connection with such increase, the parties hereby consent to (i) the non-ratable increase in the Commitment of the Committed Purchaser in the Bank of America Purchaser Group to $375,000,000, (ii) the non-ratable increase in the Commitment of the Committed Purchaser in the NY Life Purchaser Group to $70,000,000 and (iii) the non-ratable increase in the Commitment of the Committed Purchaser in the NYLIAC Purchaser Group to $105,000,000.

c.In connection with the increase in the Maximum Funded Amount contemplated by Section 2(a) above and the non-ratable increase in the Commitments of the Committed Purchasers in the Bank of America Purchaser Group, the NY Life Purchaser Group and the NYLIAC Purchaser Group contemplated by Section 2(b) above, the Servicer hereby requests that the Bank of America Purchaser Group fund an Incremental Funding on the date hereof in a principal amount of $38,636,363.63. Such Incremental Funding shall be funded solely by the Bank of America Purchaser Group on the date hereof in accordance with the terms of the Agreement and upon satisfaction of all conditions precedent thereto specified in Section 2.03(b) of the Agreement (except that the parties agree to waive the requirement in Section 2.03(b)(viii)).

d.Notwithstanding Section 3.04(b) of the Indenture Supplement, on the date hereof the Seller shall use the proceeds of such Incremental Funding to reduce (i) the portion of the Funded Amount held by the NY Life Purchaser Group by $15,454,545.45 and (ii) the portion of the Funded Amount held by the NYLIAC Purchaser Group by $23,181,818.18 in order to cause the Funded Amount to be allocated among the Purchaser Groups pro rata in accordance with their respective Commitments after giving effect to the increase in the Maximum Funded Amount contemplated by Section 2(a) above and the non-ratable increase in the Commitments of the Committed Purchasers in the Bank of America Purchaser Group, the NY Life Purchaser Group and the NYLIAC Purchaser Group contemplated by Section 2(b) above.

e.If the Seller fails to use the proceeds of such Incremental Funding in accordance with Section 2(d) above, an Early Redemption Event shall be deemed to have occurred and, thereafter, any principal payment due to the Noteholders shall be applied (i) first in repayment of the Incremental Funded Amount funded by the Bank of America Purchaser Group under Section 2(c) above and (ii) thereafter, in accordance with the Transaction Documents.

f.The parties hereto hereby consent to (i) the non-ratable Incremental Funding to be funded by the Bank of America Purchaser Group as set forth in Section 2(c) above and (ii) the non-ratable reduction in the portion of the Funded Amount held by the NY Life Purchaser Group and the NYLIAC Purchaser Group as set forth in Section 2(d) above.

3.Reduction in Maximum Funded Amount on the 2019 Commitment Step-Down Date.

a.The Maximum Funded Amount shall automatically be reduced to $350,000,000 on the earlier to occur of (i) June 28, 2019 or (ii) the closing date of the next Qualifying Term ABS Transaction (such date, the “2019 Commitment Step-Down Date”).

b.In connection with such reduction, the parties hereby consent to (i) the non-ratable reduction in the Commitment of the Committed Purchaser in the Bank of America Purchaser Group to $200,000,000, (ii) the non-ratable reduction in the Commitment of the Committed Purchaser in the NY Life Purchaser Group to $60,000,000 and (iii) the non-ratable reduction in the Commitment of the Committed Purchaser in the NYLIAC Purchaser Group to $90,000,000.

c.The parties agree to waive the requirement in Section 2.05(a) of the Agreement of written notice at least five Business Days before such reduction is to take place.

d.Notwithstanding Section 3.04(b) of the Indenture Supplement, on the 2019 Commitment Step-Down Date the Seller shall reduce the portion of the Funded Amount held by each Purchaser Group in order to cause the Funded Amount to be (i) less than or equal to the Maximum Funded Amount and (ii) allocated among the Purchaser Groups pro rata in accordance with their respective Commitments after giving effect to the reduction in the Maximum Funded Amount contemplated by Sections 3(a) above and the non-ratable reduction in the Commitments of the Committed Purchasers in the Bank of America Purchaser Group, the NY Life Purchaser Group and the NYLIAC Purchaser Group contemplated by Section 3(b) above.

e.If the Seller fails to reduce the portion of the Funded Amount held by each Purchaser Group in accordance with Section 3(d) above, an Early Redemption Event shall be deemed to have occurred.

f.The parties hereto hereby consent to the non-ratable reduction in the portion of the Funded Amount held by the Bank of America Purchaser Group, the NY Life Purchaser Group and the NYLIAC Purchaser Group as set forth in Section 3(d) above.

4.Representations and Warranties. The Seller hereby represents and warrants to each of the Purchaser Parties that after giving effect to this Amendment, no potential Early Redemption Event or Early Redemption Event has occurred and is now continuing, and NFC hereby represents and warrants to each of the Purchaser Parties that, after giving effect to this Amendment, no potential Early Redemption Event, Early Redemption Event or Servicer Termination Event has occurred and is now continuing.

5.Effect of Amendment. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement in the Agreement or in any other document relating to the Seller’s securitization program shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

6.Conditions Precedent. The effectiveness of this Amendment is subject to (i) receipt (whether by e-mail, facsimile or otherwise) by the Administrative Agent and each Managing Agent of counterparts of this Amendment executed by each of the other parties hereto, (ii) receipt (whether by e-mail, facsimile or otherwise) by the Administrative Agent and each Managing Agent of a certificate of the Seller and of the Servicer, each dated the date hereof, as to due execution, incumbency, good standing and other customary corporate matters, (iii) receipt (whether by e-mail, facsimile or otherwise) by the Administrative Agent and each Managing Agent of opinions of counsel to the Seller and the Servicer, dated as of the date hereof, reasonably satisfactory in form and substance to the Administrative Agent, the Managing Agents and their counsel, covering corporate and enforceability matters and such other matters as the Administrative Agent and the Managing Agents may reasonably request and addressed to the Administrative Agent and each Managing Agent (iv) receipt by each of Bank of America, NY Life and NYLIAC of the applicable amendment fee pursuant to and in accordance with the fee letter, dated as of the date hereof, (v) receipt by NY Life and NYLIAC of the applicable amount set forth in Section 2(d) above and (vi) receipt by each Managing Agent of a replacement Series 2012-VFN Note reflecting the increased Commitment of the Committed Purchaser in such Managing Agent’s Purchaser Group set forth in Section 2(b) above.

7.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

8.Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

9.Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[signatures commence on the following page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NAVISTAR FINANCIAL SECURITIES CORPORATION,
as the Seller

By:	/s/ Petrina A. Collins
Name:	Petrina A. Collins
Title:	Vice President and Treasurer

NAVISTAR FINANCIAL CORPORATION,
as the Servicer

By:	/s/ Petrina A. Collins
Name:	Petrina A. Collins
Title:	Vice President and Treasurer

[signatures continue on the following page]

BANK OF AMERICA, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Lauren Burke Kohr
Name:	Lauren Burke Kohr
Title:	Director

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Managing Agent
the Bank of America Purchaser Group

By:	/s/ Lauren Burke Kohr
Name:	Lauren Burke Kohr
Title:	Director

BANK OF AMERICA, NATIONAL ASSOCIATION,
as the Committed Purchaser
the Bank of America Purchaser Group

By:	/s/ Lauren Burke Kohr
Name:	Lauren Burke Kohr
Title:	Director

[signatures continue on the following page]

NEW YORK LIFE INSURANCE COMPANY,
as the Managing Agent for
the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

NEW YORK LIFE INSURANCE COMPANY,
as the Committed Purchaser
the NY Life Purchaser Group

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Vice President

[signatures continue on the following page]

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as the Managing Agent
the NYLIAC Purchaser Group

By: NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION,
as the Committed Purchaser
the NYLIAC Purchaser Group

By: NYL INVESTORS LLC, its Investment Manager

By:	/s/ Scott R. Seewald
Name:	Scott R. Seewald
Title:	Managing Director